                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1997






LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]

KEMPER
INTERMEDIATE GOVERNMENT TRUST


          "...It was a good environment for fixed-income securities.
                Throughout the period, both bonds and mortgage
            securities, the principal components of our portfolio
                of intermediate securities, performed well...."

                                                             [KEMPER FUNDS LOGO]


[KEMPER FRONT COVER]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
SHAREHOLDERS' MEETING
8
PORTFOLIO STATISTICS
9
REPORT OF
INDEPENDENT AUDITORS
10
PORTFOLIO OF INVESTMENTS
11
FINANCIAL STATEMENTS
13
NOTES TO
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
17
DESCRIPTION OF
DIVIDEND REINVESTMENT PLAN



AT A GLANCE
--------------------------------------------------------------------------------
 TOTAL RETURNS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
    KEMPER INTERMEDIATE
    GOVERNMENT TRUST                 8.18%     15.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------


                                   AS OF      AS OF
                                  12/31/97   12/31/96
--------------------------------------------------------------------------------
    NET ASSET VALUE                  $7.86      $7.90
--------------------------------------------------------------------------------
    MARKET PRICE                     $7.56      $7.13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF DECEMBER 31, 1997.

--------------------------------------------------------------------------------
    ONE-YEAR DISTRIBUTION:              $0.6550
--------------------------------------------------------------------------------

    DECEMBER DISTRIBUTION:               0.0500
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)             7.63%
--------------------------------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET VALUE)                7.94%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

ADJUSTABLE RATE MORTGAGES (ARMS) Mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

DURATION Duration is a measure of the rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

FLIGHT TO QUALITY BUYING Flight to quality buying describes investors increasing their allocation to U.S. Treasuries and other high quality securities from riskier equity and foreign bond securities, in times of global economic uncertainty.

MARKET PRICE The last reported price at which a security was sold on an exchange.

NET ASSET VALUE In mutual funds, the market value of a fund share, synonymous with bid price.

TOTAL RETURN A fund's total return figure measures both the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period.

     As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

     First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

     Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

     Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

     To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

     Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

     Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                NOW (1/31/98)    6 MONTHS AGO   1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.54            6.3             6.42          5.81
PRIME RATE(2)                   8.5             8.5             8.25          8.25
INFLATION RATE(3)*              1.7             2.23            3.04          2.72
THE U.S. DOLLAR(4)*            10.43            7.32            4.59         -0.57
CAPITAL GOODS ORDERS(5)*       14.6            11.13            3.61          3.73
INDUSTRIAL PRODUCTION(5)*       5.95            4.69            5.19          1.58
EMPLOYMENT GROWTH(6)            2.74            2.09            2.2           1.74

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1997.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

     International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN
CHIEF ECONOMIST, SCUDDER KEMPER INVESTMENTS, INC.

January 29, 1998

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996, AND IS A MANAGING DIRECTOR. HE IS A PORTFOLIO MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. VANDENBERG HAS MORE THAN 23 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WITH SUBDUED INFLATION AND SUSTAINABLE ECONOMIC GROWTH THROUGHOUT THE FUND'S FISCAL YEAR, KEMPER INTERMEDIATE GOVERNMENT TRUST PERFORMED WELL IN 1997. PORTFOLIO MANAGER RICHARD VANDENBERG DISCUSSES THE YEAR AND THE FUND'S INVESTMENT APPROACH.

Q     KEMPER INTERMEDIATE GOVERNMENT TRUST'S OBJECTIVE IS FOR HIGH TOTAL RETURN
EMPHASIZING CURRENT INCOME. HOW EFFECTIVE WAS THIS STRATEGY DURING THE YEAR ENDED DECEMBER 31, 1997?

A     I'm pleased with the fund's results for the fiscal year and for the long term. For the year ended December 31, 1997, the fund gained 8.18 percent on a net asset value basis, with an annualized distribution rate of 7.63 percent. For the one-year period, the fund beat the average return of its competitors. Lipper's intermediate U.S. government closed-end fund universe of four funds returned an average of 7.35 percent for the one-year period. Additionally, on a market price basis, Kemper Intermediate Government Trust gained 15.76 percent during the year.

      We emphasize long-term investing for the Kemper Funds. While the fund is designed to emphasize current income, we also want to give investors high total return.

Q     HOW DID ECONOMIC CONDITIONS DURING THE FUND'S FISCAL YEAR AFFECT THE
FUND'S RESULTS?

A     The year ended December 31, 1997 was a good year for fixed-income securities. It, however, began with considerable uncertainty on the part of investors who reacted negatively to strong January reports regarding high growth for fourth quarter 1996 gross domestic product. Specifically, a rise in average hourly earnings, an increase in hours worked and strong holiday retail sales created this concern about the strength of the economy. In addition, Federal Reserve Board Chairman Alan Greenspan worried publicly about excessive economic strength, potential inflation and inflated financial asset values.

      These economic indicators raised the possibility that the Federal Reserve Board (the Fed) would increase interest rates to slow the economy and help control inflation. In March, the Fed did raise short-term interest rates by 0.25 percent to curb this feared inflation.

      Throughout the remainder of the year, economic growth, though strong, did not cause a pick up in inflation. Inflation, which hurts fixed-interest securities by reducing their purchasing power, remained at unusually low levels. Investor doubts concerning inflationary pressures were diminished, leading to firming prices and falling yields by the end of April.

      Yields of government securities moved lower over the remainder of the year with inflation being contained by overseas competition. The 30-year Treasury bond closed out the year at 5.97 percent after beginning it at 6.74 percent and moving as high as 7.11 percent in April before steadily falling.

      It was a good environment for fixed-income securities. Throughout the period, both bonds and mortgage securities, the principal components of our portfolio of intermediate securities, performed well.

PERFORMANCE UPDATE


Q     YOU'VE MENTIONED THAT IT WAS A GOOD YEAR FOR FIXED-INCOME SECURITIES A FEW
TIMES NOW. WAS IT SIMPLY BECAUSE OF THE LOW INFLATION THAT YOU HAVE DISCUSSED, OR WERE THERE OTHER FACTORS CONTRIBUTING TO THE FIXED INCOME MARKET'S SUCCESS?

A     Three things were important -- low inflation, reduced Treasury supply and the Asian market and currency crisis, which created a "flight to quality." All three factors contributed to strengthening the U.S. dollar, which is why government securities.

      In more detail, fewer new Treasury securities were offered because of two things. First and primarily, a robust economy produced significantly more tax revenues than anticipated, reducing the Treasury deficit. Secondarily, an agreement was reached between the executive and legislative branches of the federal government to reduce the federal budget deficit to zero by 2001. Simply, with less debt to finance, the government has less need to issue government securities to finance that debt. The lower supply typically increases the price for these securities as demand then outweighs supply. And remember, yields move in the opposite direction of price.

      The Asian financial crisis surfaced in October and has had a wide-ranging impact. Falling demand in Asia for oil and other commodities has reduced prices for these commodities in the United States. The crisis has also created excess productive capacity in Asia. This excess Asian capacity and a strong dollar has made foreign goods and services imported by the U.S. very cheap. In turn, this has prevented U.S. manufacturers from raising prices. All of this has led to continued lower inflation, all good for bonds.

      In addition, a "flight to quality" rally has also occurred in the U.S. fixed-income markets in the last few months, stimulated by foreign capital, particularly Asian, further helping to lower yields.

Q     OVER THE YEAR, AS INTEREST RATES HAVE COME DOWN, HOW HAVE YOU KEPT YOUR
RETURN AT A HIGH LEVEL?

A     A key component in this fund is its portfolio of very high credit quality securities (the fund's long-term fixed-income securities are 100 percent rated AAA.) To maintain high current income while preserving capital, we divide our holdings between U.S. government and mortgage securities, with the exact composition at any time spread-related. Mortgages tend to vary between 35 and 55 percent of the portfolio and have been a very successful investment area for us, enabling us to increase the fund's return whenever Treasuries are low. (The fund is also permitted to invest in foreign government securities. While not forming part of our portfolio currently, these have an attraction when the dollar has reached a peak.)

Q     IN JANUARY 1997, FACED WITH A LIKELY RATE HIKE, WHAT DID YOU DO?

A     In January and February, the fund's duration was shortened to below that of its peers, and this position was held until April. In addition, the mortgage allocation was elevated; mortgages tend to do well during rising rates.

      In April, with markets recovering from the tightening, and inflation remaining low despite continuing growth in the economy, we began adding Treasuries -- short-term ones to start with -- to take advantage of this favorable environment.

      As it became clear that yields would continue to trend lower, we covered interest rate hedges and

PERFORMANCE UPDATE

extended the duration of the fund, adding some longer-maturity Treasuries from July through September. (Treasuries tend to outperform mortgages in a declining rate environment.) However, mortgages also continued to do well in tandem with Treasuries for the remainder of the year.

Q     THE AVERAGE DURATION OF THE PORTFOLIO IS 3.4 YEARS. HOW DOES THAT REFLECT
YOUR INVESTMENT STRATEGY?

A     We are keeping the fund close to a neutral duration. This duration reflects a cautious posture since market yields reflect current bullish conditions of low and falling inflation with strong economic growth. The inflation outlook remains very positive for the fixed-income market, and the Fed is unlikely to raise rates as long as inflation is low and the Asian impact on domestic growth remains unknown. The fund is fully invested, with no cash reserves. It is also avoiding excessive risk by investing in lower-risk investment quality bonds and mortgages.

Q     KEMPER INSTITUTED A MANAGED DISTRIBUTION STRATEGY IN APRIL 1996. HOW
EFFECTIVE HAS THE STRATEGY BEEN?

A     Since the strategy was adopted, we have been able to maintain stable returns with distributions made from income, net capital gains, and, when necessary, shareholder capital. The trust's discount to net asset value declined from 10.38 percent at April 30, 1996 to 3.79 percent at December 31, 1997. It was as low as 2.7 percent at November 30, 1997. The monthly dividend was cut in December, from $0.055 to $0.05, because of the significant drop in interest rates over the past few years. The adjustment better reflects the current earnings capability of the fund, and we expect the dividend adjustment to reduce the need for future distributions of shareholders' capital.

Q     WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE INTERMEDIATE GOVERNMENT
MARKET?

A     The intermediate government market looks favorable with inflation appearing well under control, although wage inflation, which accounts for two-thirds of the Consumer Price Index (CPI), at 4 percent is still on the high side. Inflation has been helped by the strong dollar and by strong capacity in Asia. We continue to monitor inflation indicators closely.

      We also believe that U.S. government bonds and mortgage securities are undervalued on world markets. With increasing globalization of interest rates, this may be a factor in our favor, causing these holdings to be revalued upwards.

SHAREHOLDERS MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held. Kemper Intermediate Government Trust shareholders were asked to vote on three separate issues: election of two members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of the new investment management agreement.

1) Election of Trustees

                                 For       Against
   Daniel Pierce              28,332,684   449,915
   Edmond D. Villani          28,349,921   432,678

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

      For      Against   Abstain
   28,349,204  131,029   302,367

3) Approval of new investment management agreement

      For      Against   Abstain
   26,061,108  319,068   536,405

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


--------------------------------------------------------------------------------
                                     ON 12/31/97              ON 12/31/96
--------------------------------------------------------------------------------
    MORTGAGES                             44%                      52%
--------------------------------------------------------------------------------
    LONG-TERM GOVERNMENTS                  1                       --
--------------------------------------------------------------------------------
    INTERMEDIATE-TERM GOVERNMENTS         41                       28
--------------------------------------------------------------------------------
    SHORT-TERM TREASURIES AND CASH
    EQUIVALENTS (ONE YEAR OR LESS)        14                       20
--------------------------------------------------------------------------------
                                         100%                     100%

                                    [PIE CHART]           [PIE CHART]
                                    ON 12/31/97           ON 12/31/97

AVERAGE MATURITY


--------------------------------------------------------------------------------
                                   ON 12/31/97               ON 12/31/96
--------------------------------------------------------------------------------
    AVERAGE MATURITY                5.7 years                 6.2 years
--------------------------------------------------------------------------------

*Portfolio composition is subject to change.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERMEDIATE GOVERNMENT TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Intermediate Government Trust as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for the year ended December 31, 1997, the month ended December 31, 1996 and the year ended November 30, 1996, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Intermediate Government Trust at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 17, 1998

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1997
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   COUPON                          PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                  TYPE               RATE            MATURITY        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                   Notes                          8.875-9.25%        1998          $51,500       $ 52,717
    SECURITIES--71.4%                                               8.00              1999            5,940          6,144
    (Cost: $193,628)                                                8.75              2000           16,640         17,859
                                    Bonds                          10.75-10.375       2005           14,620         19,013
                                                                   9.125              2009           16,712         20,613
                                                                   12.75              2010           44,925         64,102
                                                                   10.375             2012            5,000          6,647
                                                                   12.00              2013            2,605          3,840
                                    --------------------------------------------------------------------------------------
                                                                                                                   190,935
--------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT                      (a)Adjustable rate mortgages    6.00              2028            2,000          2,018
    NATIONAL MORTGAGE                                               7.00              2022            4,816          4,959
    ASSOCIATION--24.1%              Pass-through certificates       6.50              2028           10,000          9,897
    (Cost: $62,508)                                                 7.00            2022-2028        22,047         22,229
                                                                    7.50            2022-2028        23,557         24,190
                                                                    9.00            2016-2025           981          1,057
                                    --------------------------------------------------------------------------------------
                                                                                                                    64,350
--------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL                Collateralized mortgage
    MORTGAGE ASSOCIATION--11.4%     obligations                     6.25              2022           10,000          9,941
    (Cost: $28,983)                 Pass-through certificates       7.00              2028           10,000         10,072
                                                                    8.00              2013           10,000         10,331
                                    --------------------------------------------------------------------------------------
                                                                                                                    30,344
--------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN               Collateralized mortgage
    MORTGAGE CORPORATION--8.3%      obligations                     6.25 -7.00        2021           22,000         22,124
    (Cost: $20,221)                 --------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS--115.2%
                                    (Cost: $305,340)                                                               307,753
                                    --------------------------------------------------------------------------------------
                                    LIABILITIES, LESS CASH AND OTHER ASSETS--(15.2)%                               (40,535)
                                    --------------------------------------------------------------------------------------
                                    NET ASSETS--100%                                                              $267,218
                                    --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Adjustable rate securities. The interest rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on December 31, 1997. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $305,340,000 for federal income tax purposes at December 31, 1997, the gross unrealized appreciation was $5,968,000, the gross unrealized depreciation was $3,555,000 and the net unrealized appreciation on investments was $2,413,000.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $305,340)                                                $307,753
------------------------------------------------------------------------
Cash                                                              10,141
------------------------------------------------------------------------
Interest receivable                                                4,377
------------------------------------------------------------------------
  TOTAL ASSETS                                                   322,271
------------------------------------------------------------------------


------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           54,793
------------------------------------------------------------------------
  Management fee                                                     189
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              58
------------------------------------------------------------------------
  Trustees' fees                                                      13
------------------------------------------------------------------------
    Total liabilities                                             55,053
------------------------------------------------------------------------
NET ASSETS                                                      $267,218
------------------------------------------------------------------------


------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $308,199
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (43,394)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         2,413
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $267,218
------------------------------------------------------------------------

NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($267,218 / 33,996 shares outstanding)                             $7.86
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $22,278
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,134
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            198
-----------------------------------------------------------------------
  Professional fees                                                  73
-----------------------------------------------------------------------
  Reports to shareholders                                            51
-----------------------------------------------------------------------
  Trustees' fees and other                                           72
-----------------------------------------------------------------------
    Total expenses                                                2,528
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            19,750
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                         801
-----------------------------------------------------------------------
  Net realized loss from futures transactions                    (1,062)
-----------------------------------------------------------------------
    Net realized loss                                              (261)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            1,479
-----------------------------------------------------------------------
Net gain on investments                                           1,218
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $20,968
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                            ONE MONTH
                                                           YEAR ENDED         ENDED         YEAR ENDED
                                                          DECEMBER 31,     DECEMBER 31,    NOVEMBER 30,
-------------------------------------------------------------------------------------------------------
                                                              1997             1996            1996
 OPERATIONS AND DIVIDENDS
-------------------------------------------------------------------------------------------------------
  Net investment income                                     $ 19,750           1,515          20,818
-------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                      (261)            856          (6,189)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation           1,479          (4,740)         (2,933)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                    20,968          (2,369)         11,696
-------------------------------------------------------------------------------------------------------
  Distribution from net investment income                    (19,974)         (1,515)        (20,956)
-------------------------------------------------------------------------------------------------------
  Tax return of capital distribution                          (2,294)           (355)           (462)
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders                          (22,268)         (1,870)        (21,418)
-------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                  (1,300)         (4,239)         (9,722)
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------------

Beginning of period                                          268,518         272,757         282,479
-------------------------------------------------------------------------------------------------------
END OF PERIOD                                               $267,218         268,518         272,757
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1    SIGNIFICANT             DESCRIPTION OF FUND. Kemper Intermediate Government
     ACCOUNTING POLICIES     Trust (the Fund) is registered under the Investment
                             Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1997 the Fund had $54,701,000 in purchase commitments outstanding (20% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1997, amounting to approximately $43,386,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends to its shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date. In 1996 the Fund adopted a managed distribution policy whereby, in the current interest rate environment, the Fund intends to pay a monthly distribution of $.05 per share. The distribution will be made from net investment income, net realized gains and, to the extent necessary, paid-in capital.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's Shareholders.
                             The new management agreement, which is effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             MANAGEMENT AGREEMENT. Under its management agreement, the Fund pays a management fee at an annual rate of .80% of average weekly net assets. The Fund incurred a management fee of $2,134,000 for the year ended December 31, 1997.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $35,000 for the year ended December 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended December 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $27,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT              For the year ended December 31, 1997, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                $1,026,788

                             Proceeds from sales                       1,054,413

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
4    FINANCIAL FUTURES       The Fund has entered into exchange traded financial
     CONTRACTS               futures contracts in order to help protect itself
                             from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At December 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $3,295,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following open futures positions at December 31, 1997:

                                                                  FACE         EXPIRATION
                                      TYPE          POSITION     AMOUNT           MONTH      GAIN (LOSS)
                              --------------------------------------------------------------------------
                              U.S. Treasury Note     Long      $ 1,085,000    March '98       $   1,000
                              --------------------------------------------------------------------------
                              U.S. Treasury Note     Short      41,036,000    March '98         (71,000)
                              --------------------------------------------------------------------------
                              U.S. Treasury Bond     Short       2,995,000    March '98         (17,000)
                              --------------------------------------------------------------------------
                              Eurodollar             Short      35,231,000    March '98        (103,000)
                              --------------------------------------------------------------------------
                              Eurodollar             Short       8,191,000    June '98          (53,000)
                              --------------------------------------------------------------------------
                              Eurodollar             Short       2,572,000    September '98     (17,000)
                              --------------------------------------------------------------------------
                                  TOTAL                                                       $(260,000)
                              --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              ONE MONTH
                                              YEAR ENDED        ENDED                YEAR ENDED NOVEMBER 30,
                                             DECEMBER 31,    DECEMBER 31,    ----------------------------------------
                                                 1997            1996         1996       1995       1994       1993
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $7.90            8.02         8.31       7.77       8.69       8.81
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .58            .04           .61        .58        .63        .71
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                          .04           (.10)         (.27)       .56       (.87)      (.12)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .62           (.06)          .34       1.14       (.24)       .59
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distribution from net investment
  income                                          .59            .05           .62        .60        .68        .71
-----------------------------------------------------------------------------------------------------------------------
  Tax return of capital distribution              .07            .01           .01         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               .66            .06           .63        .60        .68        .71
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $7.86            7.90         8.02       8.31       7.77       8.69
-----------------------------------------------------------------------------------------------------------------------
Market value, end of period                     $7.56            7.13         7.38       7.13       7.13       8.50
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Based on net asset value                         8.18%          (.81)         4.38      15.20      (2.85)      6.90
-----------------------------------------------------------------------------------------------------------------------
Based on market value                           15.76%         (2.66)        12.73       8.50      (8.36)      3.88
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                          .95%           .95           .91        .95        .94        .92
-----------------------------------------------------------------------------------------------------------------------
Net investment income                            7.44%          6.74          7.61       7.28       7.68       8.02
-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $267,218        268,518       272,757    282,479    264,063    295,471
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              351%            72           577        552        497        326
-----------------------------------------------------------------------------------------------------------------------

Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER INTERMEDIATE GOVERNMENT TRUST (the
                             "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper
                             Service Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT     The Fund's transfer agent and dividend disbursing
     ACCOUNT                 agent or its delegate ("Agent") will establish a
                             Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof.
                             Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called
                             "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF           If on the record date for a Distribution (the
     DISTRIBUTION FUNDS      "Record Date"), Shares are trading at a discount
     HELD IN EACH ACCOUNT    from net asset value per Share (according to the
                             evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five (5) days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire
                             Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB
                             Shares valued at net asset value per Share
                             (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------
4    ADDITIONAL              Address all notices, correspondence, questions, or
     INFORMATION             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
5    VOLUNTARY CASH          A participant may from time to time make voluntary
     CONTRIBUTIONS           cash contributions to his Account by sending to
                             Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------
6    ADJUSTMENT OF           The Fund will increase the price at which Shares
     PURCHASE PRICE          may be issued under the Plan to 95% of the fair
                             market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
7    DETERMINATION OF        The cost of Shares and fractional Shares acquired
     PURCHASE PRICE          for each participant's Account in connection with a
                             Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
10     TRANSFER OF SHARES    Agent will maintain the participant's Account, hold
       HELD BY AGENT         the additional Shares acquired through the Plan in
                             safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
11     SHARES NOT HELD IN    Beneficial owners of Shares which are held in the
       SHAREHOLDER'S         name of a broker or nominee will not be
       NAME                  automatically included in the Plan and will receive
                             all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
13     WITHDRAWAL FROM       Shareholders may withdraw from the Plan at any time
       PLAN                  by giving Agent a written notice. If the proceeds
                             are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
14       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

TRUSTEES & OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY             LINDA J. WONDRACK
Chairman and Trustee        President                  Vice President

JAMES E. AKINS              PHILIP J. COLLORA          JOHN R. HEBBLE
Trustee                     Vice President,            Assistant Treasurer
                            Secretary and Treasurer

ARTHUR R. GOTTSCHALK        JERARD K. HARTMAN          MAUREEN E. KANE
Trustee                     Vice President             Assistant Secretary

FREDERICK T. KELSEY         THOMAS W. LITTAUER         CAROLINE PEARSON
Trustee                     Vice President             Assistant Secretary

FRED B. RENWICK             ANN M. MCCREARY            ELIZABETH C. WERTH
Trustee                     Vice President             Assistant Secretary

JOHN B. TINGLEFF            ROBERT C. PECK, JR.
Trustee                     Vice President

EDMOND D. VILLANI           KATHRYN L. QUIRK
Trustee                     Vice President

JOHN G. WEITHERS            RICHARD L. VANDENBERG
Trustee                     Vice President



--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066

--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania
                                      Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606


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